EXHIBIT 1.10

BRITISH COLUMBIA

Ministry of Finance     Mailing Address:            Location:
Corporate and Personal  PO BOX 9431 Stn Prov Govt   2nd Floor - 940 Blanshard St
Property Registries     Victoria BC V8W 9V3         Victoria BC
                                                    250 356-8626
www.corporateonline.gov.bc.ca

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                             TRANSITION APPLICATION         CERTIFIED COPY
                                                        Of a Document filed with
                                     Form 43            the Province of British
                            BUSINESS CORPORATIONS ACT   Columbia Registrar of
                                  Section 437           Companies

                                                        /s/ J S Powell
                                                        -------------------
                                                        J S Powell
                                                        January 5, 2005
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FILING DETAILS:            TRANSITION APPLICATION FOR
                           AMADOR GOLD CORP.

FILED DATE AND TIME :      January 5, 2005 10:44 AM Pacific Time

TRANSITION DATE AND        Transitioned on January 5, 2005 10:44 AM Pacific Time
TIME:


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                             TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

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INCORPORATION NUMBER:                    NAME OF COMPANY:
BC0219019                                AMADOR GOLD CORP.


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                               NOTICE OF ARTICLES

NAME OF COMPANY:
AMADOR GOLD CORP.


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REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                         DELIVERY ADDRESS:
1100, 888 DUNSMUIR STREET                1100, 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4                     VANCOUVER BC V6C 3K4


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RECORDS OFFICE INFORMATION

MAILING ADDRESS:                         DELIVERY ADDRESS:
1100, 888 DUNSMUIR STREET                1100, 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4                     VANCOUVER BC V6C 3K4


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DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
SOUTHAM, PHILIP J.

MAILING ADDRESS:                         DELIVERY ADDRESS:
19021 117A AVENUE                        19021 117A AVENUE
PITT MEADOWS BC V3Y 1Y4                  PITT MEADOWS BC V3Y 1Y4


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LAST NAME, FIRST NAME MIDDLE NAME:
HUGHES, RICHARD W. (name corrected, formerly HUGHES, RICHARD W )

MAILING ADDRESS:                         DELIVERY ADDRESS:
BOX 16, 5447 BURLEY PLACE                BOX 16, 5447 BURLEY PLACE
SECHELT BC V0N 3A0                       SECHELT BC V0N 3A0


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LAST NAME, FIRST NAME MIDDLE NAME:
EVOY, LYNN W.

MAILING ADDRESS:                         DELIVERY ADDRESS:
14048, 30TH AVENUE                       14048, 30TH AVENUE
SURREY BC V4P 2N3                        SURREY BC V4P 2N3


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LAST NAME, FIRST NAME MIDDLE NAME:
BULLOCK, RUPERT L.

MAILING ADDRESS:                         DELIVERY ADDRESS:
16493 26TH AVENUE                        16493 26TH AVENUE
SURREY BC V3S9W9                         SURREY BC V3S 9W9


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PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

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AUTHORIZED SHARE STRUCTURE
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1. 100,000,000             COMMON Shares               Without Par Value


                                                       Without Special Rights or
                                                       Restrictions attached
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

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